                                                                     Exhibit 4.1


NUMBER                                                                SHARES
 CID

                                 [CIDRA LOGO]

                               CIDRA CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 171770 10 0



THIS CERTIFIES THAT






is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF


-----------------------------------CIDRA CORPORATION----------------------------


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, CiDRA Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.


/s/ Michael Grillo                                      /s/ F. Kevin Didden
Vice President, General Counsel                         President and Chief
Secretary                                               Executive Officer

                            [CIDRA CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY, N.A.
                      TRANSFER AGENT AND REGISTRAR

BY /s/ [illegible]
   ------------------------
   AUTHORIZED SIGNATURE

                               CIDRA CORPORATION

     The Corporation is authorized to issue more than one class and series of stock. The Corporation will furnish to the holder upon written request without charge a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common       UNIF GIFT MIN ACT-.........Custodian.......
TEN ENT - as tenants by the entireties                  (Cust)           (Minor)
JT TEN - as joint tenants with right              under Uniform Gifts to Minors
         of survivorship and not as               Act................
         tenants in common                              (State)

    Additional abbreviations may also be used though not in the above list.


For value received,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated______________________


                                      ------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


             SIGNATURE(S) GUARANTEED:
                                      ------------------------------------------
                                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15.